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                 MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      SUPPLEMENT DATED MARCH 13, 1996 TO
          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 1995

     The name and biography of the portfolio manager of the Fund, which is listed under "Management of the Trust -- Trustees and Officers", is revised as follows:

     ROBERT A. DiMELLA, CFA (29) - Portfolio Manager(1)(2) - Assistant Vice President since 1995; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993; Research Associate with Prudential Investment Corporation from 1989 to 1992.

Code #13905-1195ALL